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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                           ------------------



                                FORM 8-K



                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported):  July 11, 2002
                                                        -------------



                            CBRL GROUP, INC.


          Tennessee                     0-25225               62-1749513
          ---------                     -------               ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                305 Hartmann Drive, Lebanon, Tennessee 37087

                             (615) 444-5533


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE.

     On July 11, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to the effectiveness of its Registration Statement on Form S-3, as amended, relating to the resale by holders of CBRL's zero coupon senior convertible notes due 2032 (the "Notes"), shares of CBRL common stock issuable upon conversion and/or redemption of the Notes and guarantees of the Notes by CBRL's subsidiaries.

     In addition, on July 11, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99.2 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the completion of its 1.5 million share repurchase authorization and the authorization of a new 1.0 million share repurchase program.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 12, 2002                 CBRL GROUP, INC.


                                      By:   /s/ James F. Blackstock
                                            ---------------------------------
                                      Name:    James F. Blackstock
                                      Title:   Senior Vice President, General
                                               Counsel and Secretary












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                               EXHIBIT INDEX

Exhibit No.      Description                                         Page No.
-----------      -----------                                         --------
99.1             Press Release issued by CBRL Group, Inc. on
                 July 11, 2002.

99.2             Press Release issued by CBRL Group, Inc. on
                 July 11, 2002.

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